Fair Value Measurement	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurement

NOTE 5 - FAIR VALUE MEASUREMENT:

Fair value of financial instruments

The carrying amounts of financial instruments included in working capital approximate their fair value either because these amounts are presented at fair value or due to the relatively short-term maturities of such instruments.

As of September 30, 2020, and December 31, 2019, allowance for doubtful accounts was $0.

NOTE 3 - FAIR VALUE MEASURMENT

The following tables summarize the activity for those financial liabilities where fair value measurements are estimated utilizing Level 3 inputs:

Derivative Liability
($ in thousands)
Balance as of January 1, 2018	$-
Classification of Redemption Obligation of preferred shares holder to Mezzanine	620
Conversion of Series C Convertible Preferred Stock to common shares	(182)
Revaluation of embedded derivative- financial income	(438)

Balance as of December 31, 2018	$-

Level 3 liabilities include Derivative Liability related to the Company Series C Convertible Preferred Stock, as described in Note 8. The Company values the Level 3 Derivative Liability using multi-period Binomial model, whose inputs include probability of completing fund raising and the related fund raise amounts, volatility of stock prices, stock prices, term to extinguish the Series C Convertible Preferred shares held by the Series D investor (see defined in Note 8).

In calculating the fair value of Derivative Liability related to the Series C Convertible Preferred Stock, the Company used the following assumptions: stock price of $4.20 for the transaction date, and Volatility of 140.95% -166.60% for the transaction date.